SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 24, 1996
(Date of earliest event reported)

Commission File No. 333-2209



                      Norwest Asset Securities Corporation
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             Delaware                                  52-1972128
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     (State of Incorporation)             (I.R.S. Employer Identification No.)



5325 Spectrum Drive, Frederick, Maryland                21703
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Address of principal executive offices                (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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         (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  Other Events

     On December 24, 1996, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1996-9, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-PO, Class A-R, Class M, Class B-1 and Class B-2 (the "Offered Certificates"), having an aggregate original principal balance of $361,349,559.29. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 24, 1996, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank") and First Union National Bank of North Carolina as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1996-9, Class B-3, Class B-4 and Class B-5, having an aggregate initial principal balance of $3,650,000.00 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.00% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Private Certificates, distributions on which are subordinated to distributions on the Offered Certificates.

     Interest on the Offered Certificates (other than the Class A-PO Certificates) will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

     An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes (the REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-PO, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.         Description

         (EX-4) Pooling and Servicing Agreement, dated as of December 24, 1996, among Norwest Asset Securities Corporation, Norwest Bank Minnesota, National Association and First Union National Bank of North Carolina, as trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NORWEST ASSET SECURITIES CORPORATION

December 24, 1996

                                                  /s/ B. David Bialzak
                                          --------------------------------------
                                                  B. David Bialzak
                                                  Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.                   Description                        Electronic (E)
-----------      --------------------------------------------    --------------

   (EX-4)        Pooling and Servicing                                 E
                 Agreement, dated as of December 24, 1996 among Norwest Asset Securities Corporation, Norwest
                 Bank Minnesota, National Association and
                 First Union National Bank of North Carolina, as trustee.